Exhibit 10.20

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LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (the “Agreement”) dated June 30, 2005 by and among the GOLD HILL LENDERS referenced on Exhibit A attached hereto (as modified from time to time in accordance with Section 12. 1 of this Agreement, the “Gold Hill Lenders”); SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 (“SVB”) (SVB and the Gold Hill Lenders each individually a “Lender”, and collectively the “Lenders”), SVB in its capacity as agent (the “Agent”), and 3PARDATA, INC., a California corporation, whose address is 4209 Technology Drive, Fremont, California 94538 (“Borrower”) provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1	ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term “financial statements” includes the notes and schedules. The terms “including” and “includes” always mean “including (or includes) without limitation,” in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings as set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2	LOANS AND TERMS OF PAYMENT

2.1	Promise to Pay.

Borrower hereby unconditionally promises to pay Lenders the unpaid principal amount of all Credit Extensions hereunder with all interest, fees and finance charges due thereon as and when due in accordance with this Agreement.

2.1.1	Growth Capital Loan Facility.

(a)    Availability. Subject to the terms and conditions of this Agreement, Lenders agree, severally and not jointly, to lend to Borrower from time to time prior to the Growth Capital Commitment Termination Date, advances (each a “Growth Capital Advance” and collectively the “Growth Capital Advances”) in an aggregate amount not to exceed the Growth Capital Loan Commitment according to each Lender’s pro rata share of the Growth Capital Loan Commitment (based upon the respective Growth Capital Commitment Percentage of each Lender). When repaid, the Growth Capital Advances may not be re-borrowed. Lenders’ obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Growth Capital Commitment Termination Date. For purposes of this Section, the minimum amount of each Growth Capital Advance is One Million Dollars ($1,000,000).

(b)    Borrowing Procedure. To obtain a Growth Capital Advance, Borrower must notify Agent by facsimile or telephone by 12:00 p.m. Pacific Time seven (7) Business Days prior to the date the Growth Capital Advance is to be made (provided, that with respect to the

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initial Growth Capital Advance under this Agreement, no prior notice shall be required, however, Borrower shall deliver a Payment Advance Form). If such notification is by telephone, Borrower must promptly confirm the notification by delivering to Agent a completed Payment/Advance Form in the form attached as Exhibit C (a “Payment Advance Form”). On the Growth Capital Funding Date, each Lender shall credit and/or transfer (as applicable to Borrower’s deposit account, an amount equal to its Growth Capital Commitment Percentage multiplied by the amount of the Growth Capital Advance. Each Lender may make Growth Capital Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Growth Capital Advances are necessary to meet Obligations which have become due.

2.2	Termination of Commitment to Lend.

Each Lender’s obligation to lend the undisbursed portion of the Obligations shall terminate if, in such Lender’s sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Agent prior to the execution of this Agreement.

2.3	Repayment of Credit Extensions.

(a)	Principal and Interest Payments On Payment Dates.

(i)    For each Growth Capital Advance, Borrower shall make monthly payments of interest only commencing on the first Business Day of the month following the month in which the Growth Capital Funding Date occurs with respect to such Growth Capital Advance and continuing thereafter during the Growth Capital Repayment Period on the first Business Day of each successive calendar month (each a “Growth Capital Payment Date”). Commencing on April 1, 2006, Borrower shall make thirty (30) equal monthly payments of principal and interest which would fully amortize the outstanding Growth Capital Advances as of the Growth Capital Commitment Termination Date over the Growth Capital Repayment Period (individually, the “Growth Capital Scheduled Payment”, and collectively, “Growth Capital Scheduled Payments”). All unpaid principal and accrued interest is due and payable in full on the last day of the Growth Capital Repayment Period. A Growth Capital Advance may only be prepaid in accordance with Sections 2.3(c), 2.3(d) and 2.3(e).

(ii)    Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day.

(b)	Interest Rate.

(i)    Borrower shall pay interest on each Growth Capital Payment Date on the unpaid principal amount of each Growth Capital Advance until the Growth Capital Advance has been paid in full, at the fixed rate equal to the Basic Rate as of the date of the Growth Capital Funding Date, determined by Agent for each Growth Capital Advance.

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(ii)    Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to five percent (5%) above the highest interest rate otherwise applicable thereto (the “Default Rate”).

(c)            Final Payment. On the Maturity Date with respect to each Growth Capital Advance, Borrower shall pay, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to such Growth Capital Advance, an amount equal to the Final Payment.

(d)            Mandatory Prepayment Upon an Acceleration. If the Growth Capital Advances are accelerated following the occurrence of an Event of Default or otherwise, Borrower shall immediately pay to Lenders an amount equal to the sum of: (i) all unpaid Growth Capital Scheduled Payments due prior to the next Growth Capital Payment Date, (ii) all remaining Growth Capital Scheduled Payments (including principal and interest) to become due, (iii) the Final Payment plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

(e)            Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Growth Capital Advances advanced by Lenders under this Agreement, provided Borrower (i) provides written notice to Agent of its election to prepay the Growth Capital Advances at least five (5) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all unpaid Scheduled Payments due prior to the next such Payment Date, (B) all remaining Scheduled Payments (including principal and interest) to become due, (C) the Final Payment, plus (D) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

(f)            Debit of Accounts. Agent may debit any of Borrower’s deposit accounts including Account Number 3300172477 for principal and interest payments or any amounts Borrower owes Lenders. Agent will promptly notify Borrower when it debits Borrower’s accounts. These debits shall not constitute a set-off.

2.4	Fees.

Borrower will pay to Agent:

(a)    Commitment Fee. A fully earned, non-refundable Commitment Fee of $10,000 (to be shared between SVB and the Gold Hill Lenders pursuant to their respective Growth Capital Commitment Percentages) due on the Closing Date;

(b)    Agent Expenses. All Agent Expenses (including reasonable attorneys’ fees and reasonable expenses) incurred through and after the Closing Date, when due; and

(c)    Lenders Expenses. All Lenders Expenses (including reasonable attorneys’ fees and reasonable expenses) incurred through and after the Closing Date, when due.

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2.5    Additional Costs. If any law or regulation increases any Lender’s costs or reduces its income for any loan, Borrower shall pay the increase in cost or reduction in income or additional expense; provided, however, that Borrower shall not be liable for any amount attributable to any period before 180 days prior to the date Agent notifies Borrower of such increased costs. Agent agrees that it shall allocate any increased costs among its customers similarly affected in good faith and in a manner consistent with Agent’s customary practice.

3	CONDITIONS OF LOANS

3.1	Conditions Precedent to Initial Credit Extension.

The Lenders’ agreement to make the initial Credit Extension is subject to the condition precedent that Agent shall have received, in form and substance satisfactory to Agent, such documents and completion of such other matters, as Agent may reasonably deem necessary or appropriate, including, without limitation, subject to the condition precedent that Agent shall have received in form and substance satisfactory to the Agent the following:

(a)    this Agreement;

(b)    a certificate of the Secretary of Borrower with respect to articles, by-laws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)    Perfection Certificate(s) by Borrower;

(d)    Warrants to Purchase Stock;

(e)    financing statements (Forms UCC-1);

(f)    Account Control Agreement/Investment Account Control Agreements (SVB and other financial institutions);

(g)    VC/OC (Management) Letter Agreement;

(h)    insurance certificate;

(i)    payment of the fees and Agent Expenses and Lenders Expenses then due specified in Section 2.4 hereof;

(j)    Certificate of Good Standing/Legal Existence; and

(k)    such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

3.2	Conditions Precedent to all Credit Extensions.

The obligations of Lenders to make each Credit Extension, including the initial Credit Extension, is subject to the following:

(a)    timely receipt of any Payment/Advance Form; and

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(b)    the representations and warranties in Section 5 shall be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension, except that representations and warranties that are made as of a specified date, shall be materially true on such specified date, and no Event of Default shall have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 remain true.

4	CREATION OF SECURITY INTEREST

4.1    Grant of Security Interest. Borrower hereby grants Agent, for the ratable benefit of the Lenders; and to each Lender, to secure the payment and performance in full of all of the Obligations and the performance of each of Borrower’s duties under the Loan Documents, a continuing security interest in, and pledges to the Agent, for the ratable benefit of the Lenders, and to each Lender the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower warrants and represents that the security interest granted herein shall be a first priority security interest in the Collateral, except for Permitted Liens. Agent may place a “hold” on any deposit account pledged as Collateral.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is bound by, any material license with respect to which the Borrower is the licensee that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license. Without prior consent from Agent, Borrower shall not enter into, or become bound by, any such license which is reasonably likely to have a material impact on Borrower’s business or financial condition. Borrower shall take such steps as Agent requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for all such licenses or contract rights to be deemed “Collateral” and for Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such license, whether now existing or entered into in the future.

Borrower agrees that any disposition of the Collateral in violation of this Agreement, by either the Borrower or any other Person, shall be deemed to violate the rights of the Lenders under the Code. If the Agreement is terminated, Lenders’ and Agent’s lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations (other than inchoate indemnity obligations). If Borrower shall at any time, acquire a commercial tort claim, which it is asserting, and in which the potential recovery exceeds $100,000, Borrower shall promptly notify Agent in a writing signed by Borrower of the brief details thereof and grant to Agent and Lenders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Agent.

4.2	Authorization to File Financing Statements.

Borrower hereby authorizes Agent to file financing statements, without notice to Borrower, with all appropriate jurisdictions, in order to perfect or protect Agent’s and Lenders’ interest or rights hereunder, which financing statement may indicate the Collateral as “all assets of the Debtor” or words of similar effect or as being of an equal or lesser scope, or with greater detail, all in Agent’s discretion.

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5	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Agent and each Lender as follows:

5.1	Due Organization and Authorization.

Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. In connection with this Agreement, the Borrower delivered to the Agent a certificate signed by the Borrower and entitled “Perfection Certificate”. The Borrower represents and warrants to the Agent and each Lender that: (a) the Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) the Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth the Borrower’s organizational identification number or accurately states that the Borrower has none; (d) the Perfection Certificate accurately sets forth the Borrower’s place of business, or, if more than one, its chief executive office as well as the Borrower’s mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Borrower is accurate and complete as of the date of the Perfection Certificate. If the Borrower does not now have an organizational identification number, but later obtains one, Borrower shall forthwith notify the Agent of such organizational identification number.

The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower’s organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2	Collateral.

Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no deposit account, other than the deposit accounts with Lenders and deposit accounts described in the Perfection Certificate delivered to Agent in connection herewith or such other deposit accounts as to which Borrower has notified Lender. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Except for Demonstration Equipment having an aggregate value not in excess of $1,000,000, the Collateral is not in the possession of any third party bailee (such as a warehouse). Except as hereafter disclosed to the Lenders in writing by Borrower, none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Lenders and, upon the request of Agent, such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Agent and Lenders. All Inventory is in all material respects of good and marketable quality, free from material defects.

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Borrower is the sole owner of, or has the right to use, the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3	Litigation.

Except as shown in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of Borrower’s Responsible Officers or legal counsel, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4	No Material Deterioration in Financial Statements.

All consolidated financial statements for Borrower, and any Subsidiary, delivered to Agent fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Agent.

5.5	Solvency.

The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6	Regulatory Compliance.

Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower’s or any Subsidiary’s properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required material tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to make such declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

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5.7	Subsidiaries.

Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8	Full Disclosure.

No written representation, warranty or other statement of Borrower in any certificate or written statement given to Agent or any Lender (taken together with all such written certificates and written statements given to Agent or any Lender) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading, it being recognized by Agent that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results.

6	AFFIRMATIVE COVENANTS

Borrower shall do all of the following for so long as Agent or any Lender has an obligation to make any Credit Extension, or there are outstanding Obligations:

6.1	Government Compliance.

Borrower shall maintain its and all Subsidiaries’ legal existence and good standing as a Registered Organization and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2	Financial Statements, Reports, Certificates.

(a)    Borrower shall deliver to Agent: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Agent; (ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Agent; (iii) a prompt report of any legal actions pending or threatened in writing against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $250,000 or more; and (iv) budgets, sales projections, operating plans or other financial information reasonably requested by Agent.

(b)    Within thirty (30) days after the last day of each month, Borrower shall deliver to Agent with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit E.

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(c)    Allow Agent to audit Borrower’s Collateral at Borrower’s expense. Such audits shall be conducted no more often than once every six (6) months unless an Event of Default has occurred and is continuing.

6.3	Inventory; Returns.

Borrower shall keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors shall follow Borrower’s customary practices as they exist at the Closing Date. Borrower must promptly notify Agent of all returns, recoveries, disputes and claims, that involve more than $250,000.

6.4	Taxes.

Borrower shall make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Agent, on demand, appropriate certificates attesting to such payments.

6.5	Insurance.

Borrower shall keep its business and the Collateral insured for risks and in amounts, that are customary and in accordance with standard practices for Borrower’s industry and locations. All property policies shall have a lenders’ loss payable endorsement showing each Lender as an additional loss payee and all liability policies shall show the Lenders and Agent as an additional insured and all policies shall provide that the insurer must give Agent on behalf of Lenders at least 20 days notice before canceling its policy. At Agent’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Upon receipt of the proceeds of any such insurance, Agent shall apply such proceeds in reduction of the Obligations as Agent shall determine in its good faith business judgment, except that, provided no Default or Event of Default has occurred and is continuing, Agent shall release to Borrower casualty insurance proceeds, which shall be utilized by Borrower for the replacement of the property with respect to which the insurance proceeds were paid or for the acquisition of other property useful in Borrower’s business and as to which Agent’s security interest is effective.

6.6	Primary Accounts.

(a)    In order to permit the Agent to monitor the Borrower’s financial performance and condition, Borrower, and all Borrower’s Subsidiaries, shall maintain Borrower’s, and such Subsidiaries’, primary banking accounts with Agent, and will maintain with Agent or its Affiliates deposit accounts and investment accounts into which Borrower, and such Subsidiaries’, deposits or invests at least 40% of its total cash and cash equivalents.

(b)    Borrower shall identify to Agent, in writing, any bank or securities account opened by Borrower with any institution other than Agent. In addition, for each such account that the Borrower or Guarantor at any time opens or maintains, Borrower shall, at the Agent’s on behalf of Lenders request and option, pursuant to an agreement in form and substance acceptable to the Lenders and Agent cause the depository bank or securities intermediary to agree that such account is the collateral of the Agent, on behalf of Lenders pursuant to the terms

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hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower’s employees.

6.7	Further Assurances.

Borrower shall execute any further instruments and take further action as Agent reasonably requests to perfect or continue Agent’s for the benefit of Lenders security interest in the Collateral or to effect the purposes of this Agreement.

7	NEGATIVE COVENANTS

Borrower shall not do any of the following without the Agent’s prior written consent for so long as Agent or any Lender has an obligation to make Credit Extensions or there are any outstanding Obligations:

7.1      Dispositions. Convey, sell, lease, transfer, encumber, grant a Lien on or otherwise dispose of (collectively “Transfer”) all or any part of its business or property, except for:

(i)    sales of Inventory in the ordinary course of business;

(ii)    dispositions of obsolete, damaged or worn-out Equipment in the ordinary course of business;

(iii)    non-exclusive licensing of Intellectual Property in the ordinary course of business;

(iv)    Transfers otherwise explicitly permitted under Section 7.5; and

(v)    Other Transfers not otherwise permitted by this Section 7.1 in an aggregate amount not to exceed $100,000 in any fiscal year.

7.2	Changes in Business, Ownership, Management or Locations of Collateral.

Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto, or have a material change in its ownership (other than by the sale of Borrower’s equity securities in a public offering or to venture capital investors so long as Borrower identifies to Agent the venture capital investors prior to the closing of the investment), or management. Borrower shall not, without prior written notice to Agent: (i) relocate its chief executive office, or add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than $50,000 in fair market value of Equipment), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.

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7.3	Mergers or Acquisitions.

Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person (except that (i) a Subsidiary may merge or consolidate with or into another Subsidiary or Borrower, and (ii) Borrower may enter into a merger or consolidation for the purposes of reincorporating into another jurisdiction within the United States, with prior written notice to Agent), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person other than a Subsidiary.

7.4	Indebtedness.

Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5	Encumbrance.

Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein. The Collateral may also be subject to Permitted Liens. Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits or limits Borrower’s ability to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations other than (i) this Agreement and the other Loan Documents to which Borrower is a party or (ii) with respect to any property subject to a Lien that constitutes a Permitted Lien under clause (a) or (c) of the definition of Permitted Lien.

7.6	Distributions; Investments.

(i)    Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock except for Permitted Distributions.

7.7	Transactions with Affiliates.

Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.8	Subordinated Debt.

Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt.

7.9	Compliance.

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Become an “investment company” or a company controlled by an “investment company,” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8	EVENTS OF DEFAULT

Any one of the following is an Event of Default:

8.1	Payment Default.

Borrower fails to pay (a) any principal or interest due on any of the Growth Capital Advances within three (3) days after their due date or (b) any of the other Obligations within 10 days after notice from Bank. During the additional period the failure to cure the default shall not constitute an Event of Default (but no Credit Extension shall be made during such cure period).

8.2	Covenant Default.

(a)    If Borrower fails to perform any obligation under Sections 6.2 or 6.7 or violates any of the covenants contained in Section 7 of this Agreement, or

(b)    If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and any Lender and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be made during such cure period).

8.3	Attachment.

(i)    Any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) the service of process upon the Borrower seeking to attach, by trustee or similar process, any funds of the Borrower on deposit with the Lenders and/or Agent, or any entity under the control of Lenders and/or Agent (including a subsidiary); (iii) Borrower is enjoined, restrained, or prevented by court order from conducting a material

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part of its business; (iv) a judgment or other claim becomes a Lien on a material portion of Borrower’s assets; or (v) a notice of lien, levy, or assessment is filed against any of Borrower’s assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions shall be made during the cure period).

8.4	Insolvency.

(i)    Borrower is unable to pay its debts (including trade debts) as they mature; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made before any Insolvency Proceeding is dismissed).

8.5	Other Agreements.

If there is a default in (a) the Term Loan or the Revolving Line of Credit and Silicon Valley Bank accelerates the maturity of any of the obligations of Borrower thereunder, or (b) any agreement, other than agreements referenced in clause (a), to which Borrower is a party with a third parly or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of S250,000 or that could result in a Material Adverse Change.

8.6	Judgments.

If a judgment or judgments for the payment of money (not covered by insurance) in an amount, individually or in the aggregate, of at least S250,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment).

8.7	Misrepresentations.

If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Agent and/or Lenders or to induce Agent and/or Lenders to enter this Agreement or any Loan Document.

9	RIGHTS AND REMEDIES

9.1	Rights and Remedies.

When an Event of Default occurs and continues Agent may, without notice or demand, do any or all of the following:

(a)    Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.4 occurs all Obligations are immediately due and payable without any action by Agent and/or Lenders);

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(b)    Stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Agent and/or Lenders;

(c)    Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Agent considers advisable and notify any Person owing Borrower money of Agent’s for the benefit of Lenders’ security interest in such funds and verify the amount of such account. Borrower shall collect all payments in trust for Agent for the benefit of Lenders and, if requested by Agent, immediately deliver the payments to Lenders in the form received from the account debtor, with proper endorsements for deposit;

(d)    Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower shall assemble the Collateral if Agent requests and make it available as Agent designates. Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Agent for the benefit of Lenders a license to enter and occupy any of its premises, without charge, to exercise any of Agent’s rights or remedies;

(e)    Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Agent or Lenders owing to or for the credit or the account of Borrower;

(f)    Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Agent’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Agent’s for benefit of Lenders; and

(g)    Place a “hold” on any account maintained with Agent and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral; and

(h)    Dispose of the Collateral according to the Code.

9.2	Power of Attorney.

Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact, to be effective upon the occurrence and during the continuance of an Event of Default, to: (i) endorse Borrower’s name on any checks or other forms of payment or security; (ii) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Agent determines reasonable; (iv) make, settle, and adjust all claims under Borrower’s insurance policies; and (v) transfer the Collateral into the name of Agent for the benefit of Lenders or a third party as the Code permits. Borrower hereby appoints Agent as its

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lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Agent and Lenders are under no further obligation to make Credit Extensions hereunder. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Lenders’ and Agent’s obligation to provide Credit Extensions terminates.

9.3	Accounts, Notification and Collection.

In the event that an Event of Default occurs and is continuing, Agent may notify any Person owing Borrower money of Agent’s, and Lenders’ security interest in the funds and verify and/or collect the amount of the Account. After the occurrence of an Event of Default, any amounts received by Borrower shall be held in trust by Borrower for Agent, and, if requested by Agent, Borrower shall immediately deliver such receipts to Agent in the form received from the account debtor, with proper endorsements for deposit.

9.4	Agent Expenses

Any amounts paid by Agent as provided herein are Agent Expenses and are immediately due and payable and shall bear interest at the then applicable rate and be secured by the Collateral. No payments by Agent shall be deemed an agreement to make similar payments in the future or Agent’s and Lenders’ waiver of any Event of Default.

9.5	Agent’s Liability for Collateral.

So long as the Agent and Lenders comply with reasonable banking practices regarding the safekeeping of Collateral, the Agent and Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6	Remedies Cumulative.

Agent’s rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Agent has all rights and remedies provided under the Code, by law, or in equity. Agent’s exercise of one right or remedy is not an election, and Agent’s waiver of any Event of Default is not a continuing waiver. Agent’s delay is not a waiver, election, or acquiescence. No waiver hereunder shall be effective unless signed by Agent and each Lender and then is only effective for the specific instance and purpose for which it was given.

9.7	Demand Waiver.

Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable.

10	NOTICES

Notices or demands by either party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service, or by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed below. A party may change its notice address by written notice to the other party.

If to Borrower:	3PARdata, Inc. 4209 Technology Drive Fremont, CA 94538 Attn: Chief Financial Officer Fax: (510) 668-9596

If to Agent: or SVB:	Silicon Valley Bank 3003 Tasman Drive Santa Clara, California 95054 Attn: Quentin Falconer Fax: (510) 608-4787

If to Lender:	Gold Hill Venture Lending 03, LP 3003 Tasman Drive Santa Clara, California 95054 Attn: Rob Helm Fax: (650) 654-6256

with a copy to:	Bingham McCutchen LLP 1900 University Avenue East Palo Alto, CA 94303 Attn: Pamela J. Martinson Fax: (650) 849-4800

11	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Lenders, and Agent each submit to the exclusive jurisdiction of the State and Federal courts in California and Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE LENDERS’ OR AGENT’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

BORROWER, AGENT, AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES

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TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12	GENERAL PROVISIONS

12.1	Successors and Assigns.

This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Agent’s prior written consent which may be granted or withheld in Agent’s discretion. Lenders and Agent have the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Lenders’ obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement, including, without limitation, an assignment to any Affiliate or related party.

12.2	Indemnification.

Borrower hereby indemnifies, defends and holds Agent and the Lenders and their respective officers, employees, and agents harmless against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses, Agent Expenses, or Lenders Expenses incurred, or paid by Lenders and/or Agent from, following, or consequential to transactions between Lenders and Borrower (including reasonable attorneys’ fees and expenses), except, in the case of clauses (a) and (b), for losses caused by Lender’s or Agent’s gross negligence or willful misconduct.

12.3	Attorneys’ Fees, Costs and Expenses.

In any action or proceeding between Borrower and Agent arising out of the Loan Documents the prevailing party will be entitled to recover its reasonable attorneys’ fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.4	Right of Set-Off.

Borrower and any guarantor hereby grant to Agent for the ratable benefit of Lenders, a lien, security interest and right of set-off as security for all Obligations to Agent and each Lender, hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any entity under the control of the Agent (including an Agent subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Agent may set-off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY

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GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.5	Time of Essence.

Time is of the essence for the performance of all Obligations in this Agreement.

12.6	Severability of Provision.

Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.7	Amendments in Writing, Integration.

All amendments to this Agreement must be in writing signed by both Agent and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.8	Counterparts.

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.9	Survival.

All covenants, representations and warranties made in this Agreement continue in full force while any Obligations (other than inchoate indemnity obligations) remain outstanding. This Agreement shall terminate, except that Section 12.2 will survive pursuant to the terms of the following sentence, upon the payment in full of the Obligations (other than inchoate indemnity obligations) and the termination of Lenders’ commitment to make Credit extensions under this Agreement. The obligation of Borrower in Section 12.2 to indemnify each Lender and Agent shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.10	Confidentiality.

In handling any confidential information or non-public information of Borrower, each of Agent and Lenders will exercise the same degree of care that it exercises for its own proprietary information and will maintain the confidentiality of such information, but disclosure of information may be made: (a) to any Lender’s subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (b) to prospective transferees or purchasers of any interest in the Credit Extensions; (c) as required by law, regulation, subpoena, or other order so long as Borrower is given notice thereof if practicable (and Agent or the Lender is permitted to provide such notice) and an opportunity to seek a protective order, (d) as required

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in connection with Agent or any Lender’s examination or inspection/audit; and (e) as Agent and Lenders consider appropriate in exercising remedies under this Agreement, provided, that in each case set forth in (b), (d) and (e), such recipient of confidential information is bound by confidentiality obligations similar to those set forth herein, whether contractual or the result of regulation. Confidential information does not include information that either: (x) is in the public domain or in Agent or any Lender’s possession when disclosed to it, or becomes part of the public domain after disclosure to Agent or any Lender; or (y) is disclosed to Agent or any Lender by a third party.

12.11	Effective Date.

Notwithstanding anything set forth in this Agreement or any Loan Document to the contrary, this Agreement and all of the Loan Documents shall not be effective until the date on which the Agent and each Lender executes this Agreement as indicated on the signature page to this Agreement.

13	DEFINITIONS

13.1	Definitions.

In this Agreement:

“Accounts” are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

“Affiliate” is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agent” means SVB, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders.

“Agent Expenses” are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys’ fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

“Basic Rate” is, as of the Growth Capital Funding Date the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) U.S. Treasury note yield to maturity for a term equal to the three-year treasury note maturity as quoted in the Wall Street Journal on the day the Loan Supplement is prepared, plus (b) the Loan Margin.

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“Borrower’s Books” are all Borrower’s books and records including ledgers, records regarding Borrower’s, assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

“Business Day” is any day that is not a Saturday, Sunday or a day on which the Agent is closed.

“Closing Date” is the date of this Agreement.

“Code” is the Uniform Commercial Code as adopted in California as amended and in effect from time to time.

“Collateral” is any and all properties, rights and assets of the Borrower granted by the Borrower to Lenders or arising under the Code, now, or in the future, including, without limitation, the property described on Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

“Credit Extension” is each Growth Capital Advance or any other extension of credit under this Agreement by any Lender for Borrower’s benefit.

“Demonstration Equipment” shall mean products of Borrower delivered to potential resellers or customers.

“Equipment” is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the Maturity Date for such Growth Capital Advance equal to the Loan Amount for such Growth Capital Advance multiplied by the Final Payment Percentage.

“Final Payment Percentage” is, for each Growth Capital Advance, 4.0%.

“GAAP” is generally accepted accounting principles.

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“Growth Capital Advance” or “Growth Capital Advances” is defined in Section 2.1.1(a).

“Growth Capital Loan Commitment” is Six Million Dollars ($6,000,000).

“Growth Capital Commitment Termination Date” is March 31, 2006.

“Growth Capital Funding Date” is any date on which a Growth Capital Advance is made to or on account of Borrower.

“Growth Capital Commitment Percentage” means with respect to SVB twenty and 83/100 percent (20.83%), and with respect to the Gold Hill Lenders means seventy-nine and 17/100 percent (79.17%).

“Growth Capital Payment Date” is defined in Section 2.3(a)(i).

“Growth Capital Repayment Period” is a period of time equal to thirty (30) consecutive months commencing on April 1, 2006.

“Growth Capital Scheduled payment” is defined in Section 2.3(a)(i).

“Guarantor” is any present or future guarantor of the Obligations.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; and (j) all licenses or other rights to use any property or rights of a type described above.

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“Inventory” is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

“Investment” is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“Lenders Expenses” are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys’ fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

“Letter-of-Credit Right” means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Lien” is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Loan Documents” are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Lenders and Agent in connection with this Agreement, all as amended, extended or restated, provided, that for the avoidance of doubt, the term “Loan Documents” shall not include the Revolving Line of Credit or the Term Loan or any other documents executed in connection with such Revolving Line of Credit or Term Loan.

“Loan Margin” is 5.97 percent.

“Material Adverse Change” is: (i) a material impairment in the perfection or priority of Lenders’ security interest in the Collateral or in the value of such Collateral; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations

“Obligations” are debts, principal, interest, Final Payment, Agent Expenses, Lenders Expenses, and other amounts Borrower owes Lenders and/or Agent now or later arising under this Agreement and the Loan Documents, and including interest accruing after Insolvency Proceedings begin. Notwithstanding the foregoing, any obligations of Borrower to Lenders with respect to any warrants issued to Lenders in connection with the transactions contemplated by this Agreement shall not be deemed to be “Obligations” hereunder.

“Permitted Distributions” means:

(a)    purchases of capital stock from former employees, consultants and directors pursuant to repurchase agreements or other similar agreements;

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(b)    distributions or dividends consisting solely of Borrower’s capital stock;

(c)    purchases for value of any rights distributed in connection with any stockholder rights plan; and

(d)    any Subsidiary may pay dividends or make distributions to Borrower or another Subsidiary.

“Permitted Indebtedness” is:

(a)    Borrower’s Indebtedness to Lenders and Agent under this Agreement or the Loan Documents;

(b)    Borrower’s Indebtedness to SVB under the Revolving Line of Credit and Term Loan;

(c)    Indebtedness existing on the Closing Date and shown on the Perfection Certificate;

(d)    capitalized leases and purchase money Indebtedness secured by Permitted Liens not exceeding $100,000;

(e)    refinanced Permitted Indebtedness, provided that the amount of such Indebtedness is not increased except by an amount equal to a reasonable premium or other reasonable amount paid in connection with such refinancing and by an amount equal to any existing, but unutilized, commitment thereunder;

(f)    Indebtedness of Borrower to any Subsidiary to the extent it is Subordinated Debt; Indebtedness of any Subsidiary to another Subsidiary; and Indebtedness of any Subsidiary to Borrower to the extent permitted under clause (g) of the definition of Permitted Investments;

(g)    Indebtedness under any performance, surety, statutory or appeal bonds or similar obligations incurred in the ordinary course of business;

(h)    Indebtedness to trade creditors incurred in the ordinary course of business; and

(i)    Other Indebtedness in an aggregate amount not to exceed $250,000 in aggregate principal amount outstanding at any time.

“Permitted Investments” are:

(a)    Investments existing on the Closing Date; and

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(b)    (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor’s Corporation (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”), (iii) SVB’s certificates of deposit issued maturing no more than two (2) years after issue, (iv) repurchase agreements having maturities of not more than 90 days; (v) money market accounts maintained with mutual funds having assets in excess of $1,000,000; (vi) tax exempt securities rated A or better by Moody’s or A+ or better by S&P; (vii) mutual funds having at least 95% of their assets invested in the foregoing Investments, and (viii) other Investments permitted by Borrower’s investment policy that has been approved by its board of directors (or a committee thereof) and Bank;

(c)    Investments consisting of deposit and investment accounts in the name of Borrower;

(d)    Investments consisting of extensions of credit to Borrower’s or its Subsidiaries’ customers in the nature of accounts receivable, prepaid royalties or notes receivable arising from the sale or lease of goods, provision of services or licensing activities of Borrower;

(e)    Investments received in satisfaction or partial satisfaction of obligations owed by financially troubled obligors;

(f)    Investments acquired in exchange for any other Investments in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization;

(g)    Investments of Subsidiaries in or to Borrower; Investments of Subsidiaries in or to other Subsidiaries.

(h)    loans by Borrower to Subsidiaries in an aggregate amount not to exceed $300,000 in principal amount outstanding at any time;

(i)    Investments consisting of (i) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed $100,000 and (ii) non-cash loans to employees, officers or directors relating to the purchase of equity securities of Borrower pursuant to employee stock purchase plans or arrangements approved by Borrower’s board of directors;

(j)    temporary advances to cover incidental expenses in the ordinary course of business;

(k)    joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed $250,000 in the aggregate in any fiscal year; and

(1)    other Investments in an aggregate amount not to exceed $50,000 in any fiscal year.

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“Permitted Liens” are:

(a)    (i) Liens existing on the Effective Date and shown on the Representations; (ii) Liens in favor of Agent and Lenders arising under this Agreement or other Loan Documents; and (iii) Liens in favor of SVB arising under the Revolving Line of Credit or the Term Loan;

(b)    Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, if they have no priority over any of Agent’s security interests;

(c)    Liens (including with respect to capital leases) (i) on property (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof) acquired or held by Borrower or its Subsidiaries incurred for financing such property (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof), or (ii) existing on property (and accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof) when acquired, if the Lien is confined to such property (including accessions, additions, parts, replacements, fixtures, improvements and attachments thereto, and the proceeds thereof) and the Indebtedness is Permitted Indebtedness;

(d)    Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness it secures may not increase;

(e)    licenses or sublicenses granted in the ordinary course of Borrower’s business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Agent a security interest;

(f)    leases or subleases granted in the ordinary course of Borrower’s or any of its Subsidiaries’ business, including in connection with Borrower’s leased premises or leased property;

(g)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceeding if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(h)    pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation;

(i)    deposits to secure the performance of bids, trade contracts (other than for borrowed money), contracts for the purchase of property, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case, incurred in the ordinary course of business and not representing an obligation for borrowed money;

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(j)    easements, rights-of-way, restrictions and other similar encumbrances affecting real property which do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(k)    statutory, common law or contractual Liens of depository institutions or institutions holding securities accounts (including rights of set-off) provided they are subordinate to Bank’s Liens pursuant to the terms of a control agreement;

(1)    Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(m)    Liens on insurance proceeds in favor of insurance companies granted solely to secure financed insurance premiums.

(n)    Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default; and

(o)    Liens securing Subordinated Debt.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Proceeds” has the meaning described in the Code as in effect from time to time.

“Registered Organization” means an organization organized solely under the law of a single state or the United States and as to which the state or the United States must maintain a public record showing the organization to have been organized.

“Responsible Officer” is each of the Chief Executive Officer, President, Chief Financial Officer and the Controller of Borrower.

“Revolving Line of Credit” means the revolving credit facility provided to Borrower by Silicon Valley Bank pursuant to a Loan and Security Agreement dated June 30, 2005.

“Schedule” is any attached schedule of exceptions.

“Subordinated Debt” is debt incurred by Borrower subordinated to Borrower’s debt to Lenders (pursuant to a subordination agreement entered into between the Agent, the Borrower and the subordinated creditor), on terms acceptable to Agent.

“Subsidiary” is any Person, corporation, partnership, limited liability company, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

EXECUTION COPY

“Supporting Obligation” means a Letter-of-credit right, secondary obligation or obligation of a secondary obligor or that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument or investment property.

“Term Loan” means the term loan provided to Borrower by Silicon Valley Bank pursuant to a Loan and Security Agreement dated September 22, 2004.

“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness, and current portion of Subordinated Debt permitted by Agent to be paid by Borrower, but excluding all other Subordinated Debt.

[signature page follows]

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER:

3PARdata, Inc.

By:	/s/ Adriel G. Lures
Name: Adriel G. Lures
Title: VP Finance & CFO

AGENT:

SILICON VALLEY BANK

By:	/s/ Quentin Falconer
Name: Quentin Falconer
Title: Senior V.P.

LENDERS:

GOLD HILL VENTURE LENDING 03, LP
By: Gold Hill Venture Lending Partners 03, LLC General Partner

By:	/s/ Sean Lynden
Name: Sean Lynden
Manager

SILICON VALLEY BANK

By:	/s/ Quentin Falconer
Name: Quentin Falconer
Title: Senior V.P.

Effective as of June 30, 2005

EXHIBIT A

Gold Hill Venture Lending 03, LP

Exhibit A

EXHIBIT B

The Collateral consists of all right, title and interest of Borrower in and to the following:

All goods, equipment, inventory, contract rights or rights to payment of money, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, financial assets, whether now owned or hereafter acquired, wherever located; all Supporting Obligations and all of the Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.

All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing); and

All Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

The Collateral does not include:

Any Intellectual Property. Notwithstanding the foregoing, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property. To the extent a court of competent jurisdiction holds that a security interest in any Intellectual Property is necessary to have a security interest in any accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property, then the Collateral shall, effective as of the Closing Date, include the Intellectual Property, to the extent necessary to permit perfection of the Lenders’ security interest in such accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the Intellectual Property.

EXHIBIT C

Loan Payment/Advance Request Form

Fax To:                                                                                                                                                             Date:

LOAN PAYMENT:

3 PARdata, Inc. (Borrower)

From Account #                                                                                                           To Account #

(Deposit Account #)                                                                                                    (Loan Account #)

Principal $                                                                     and/or Interest $

All Borrower’s representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:

Authorized Signature:                                                                              Phone Number:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #                                                                                                           To Account #

(Loan Account #)                                                                                                         (Deposit Account #)

Amount of Advance $

All Borrower’s representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:

Authorized Signature:                                                                                                                   Phone Number:

OUTGOING WIRE REQUEST

Complete only if all or a portion of funds from the loan advance above are to be wired.

Deadline for same day processing is 12:00pm, P.S.T.

Beneficiary Name:                                                                                       Amount of Wire: $

Beneficiary Bank:                                                                                        Account Number:

City and State:

Beneficiary Bank Transit (ABA) #:                                             Beneficiary Bank Code (Swift, Sort, Chip, etc.):

EXECUTION COPY

(For International Wire Only)
Intermediary Bank:	Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: 2nd Signature (If Required):
Print Name/Title: Print Name/Title:
Telephone # Telephone #

Exhibit C

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK, as Agent
FROM:	3PARdata, Inc.

The undersigned authorized officer of 3PARdata, Inc. certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, Lenders, and Agent (the “Agreement”), (i) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. In addition, the undersigned certifies that (1) Borrower [and each Subsidiary] has timely filed all required material tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP and (ii) no liens has been levied or claims made against Borrower [or any of its Subsidiaries] relating to unpaid employee payroll or benefits which Borrower has not previously notified in writing to Agent. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except with respect to unaudited financial statements for the absence of footnotes and subject to normal year-end adjustments. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with CC	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 180 days	Yes	No
A/R & A/P Agings	Monthly within 20 days	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY Received by:
AUTHORIZED SIGNER

Sincerely, Signature	Date: Verified:
AUTHORIZED SIGNER
Date:
Title

Compliance Status: Yes No
Date

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 9th day of December, 2005, by and between Silicon Valley Bank (“Bank”) and 3PARdata, Inc., a California corporation (“Borrower”) whose address is 4209 Technology Drive, Fremont, CA 94538.

RECITALS

A.      Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 30, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.      Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.      Borrower has requested that Bank amend the Loan Agreement to extend the maturity date.

D.      Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.      Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.      Amendments to Loan Agreement.

2.1      Section 6.1 (Maturity Date). Section 5 of the Schedule, titled “Maturity Date’, is hereby amended to read in its entirety as follows:

“The “Revolving Loan Maturity Date” is December 31, 2006.”

2.2      Section 13 (Definitions). The following term and its definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Revolving Loan Maturity Date” has the meaning set forth in Section 5 of the Schedule.

3.      Limitation of Amendments.

3.1      The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.      Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3      The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.      Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of an amendment fee in an amount equal to $15,000.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		3PARdata, Inc., a California corporation

By:	/s/ Mark Harris	By:	/s/ Adriel G. Lares
Name:	Mark Harris	Name:	Adriel G. Lares
Title:	Relationship Manager	Title:	VP Finance & CFO

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of December, 2006, by and between Silicon Valley Bank (“Bank”) and 3PARdata, Inc., a California corporation (“Borrower”) whose address is 4209 Technology Drive, Fremont, CA 94538.

RECITALS

A.      Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 30, 2005, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 9, 2005, as may be further amended, modified, supplemented or restated from time to time (as amended, the “Loan Agreement”).

B.      Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.      Borrower has requested that Bank amend the Loan Agreement to extend the maturity date.

D.      Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.      Amendments to Loan Agreement.

2.1      Section 6.1 (Maturity Date). Section 5 of the Schedule, titled “Maturity Date”, is hereby amended to read in its entirety as follows:

“The “Revolving Loan Maturity Date” is January 31, 2007.”

2.2      Section 13 (Definitions). The following term and its definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Revolving Loan Maturity Date” has the meaning set forth in Section 5 of the Schedule.

3.      Limitation of Amendments.

3.1      The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.      Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3      The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.      Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		3PARdata, Inc., a California corporation

By:	/s/ Kevin Zeidan	By:	/s/ Adriel Lares
Name:	Kevin Zeidan	Name:	Adriel Lares
Title:	Relationship Manager	Title:	VP Finance & CFO

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT AND INTERCREDITOR AGREEMENT

THIS THIRD AMENDMENT to Loan and Security Agreement and Intercreditor Agreement (this “Amendment”) is entered into this 31st day of January, 2007, by and among by and among Gold Hill Venture Lending 03, LP (“Gold Hill”)(as to the amendments in Section 3 only), Silicon Valley Bank (Gold Hill and Silicon Valley Bank are together referred to as “Lenders”), SVB, in its capacity as Agent for Lenders (“Agent”), Silicon Valley Bank (“Bank”) and 3PARdata, Inc., a California corporation (“Borrower”) whose address is 4209 Technology Drive, Fremont, CA 94538.

RECITALS

A.      Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 30, 2005, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 9, 2005, as amended by that certain Second Amendment to Loan and Security Agreement dated as of December 28, 2006 and as may be further amended, modified, supplemented or restated from time to time (as amended, the “Loan Agreement”).

B.      Agent and Lenders have entered into that that certain Intercreditor Agreement dated as of June 30, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the “Intercreditor Agreement”).

C.      Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

D.      Borrower has requested that Bank amend the Loan Agreement and Agent and Lenders amend the Intercreditor Agreement pursuant to the terms hereof.

D.      Bank has agreed to so amend the Loan Agreement and Agent and Lenders have agreed to so amend the Intercreditor Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.      Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.      Amendments to Loan Agreement.

2.1      Section 6.2 (Early Termination). Section 6.2 is hereby amended to read in its entirety as follows:

“6.2      Early Termination. This Agreement may be terminated prior to the Revolving Loan Maturity Date as follows: (a) by Borrower, effective three (3) Business Days after written notice of termination is given to Bank, together with the payment of a termination fee in the amount of $120,000, or (b) by Bank at any time after the occurrence and during the continuance of an Event of Default, without notice, effective immediately.”

2.2      The following term and its definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Borrowing Base” means 80% of Borrower’s Eligible Accounts.

“Eligible Accounts” means Accounts and General Intangibles arising in the ordinary course of Borrower’s business from the sale of goods, the rendition of services, or the non-exclusive licensing of Intellectual Property to Account Debtors that are U.S. Account Debtors, that meet all Borrower’s representations and warranties in Section 3 of this Agreement, which Bank, in its good faith business judgment, shall deem eligible for borrowing. Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of Bank’s good faith business judgment, the following (the “Minimum Eligibility Requirements”) are the minimum requirements for an Account to be an Eligible Account; (a) the Account must not be outstanding for more than 90 days from its invoice date (the “Eligibility Period”): (b) the Account must not represent progress billings, or be due under a fulfillment or requirements contract with an Account Debtor; (c) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by an Account Debtor may be conditional); (d) the Account must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Account) (but, subject to Bank’s satisfactory verification, only the amount in dispute shall be excluded); (e) the Account must not be owing from a Related Account Debtor of Borrower; (f) the Account must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to Bank, or which, fails or goes out of a material portion of its business; (g) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to Bank’s satisfaction, with the United States Assignment of Claims Act); (h) the Account must not be owing from an Account Debtor located outside the United States or Canada, provided, however, Bank, in its sole discretion, may approve up to $1,500,000 in Accounts owing from a foreign Account Debtor located outside the United States or Canada; (i) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise (but, in such case, the Account will be deemed not eligible only to the extent of any amounts owed by Borrower to such Account Debtor). Accounts owing from one Account Debtor will not be deemed Eligible Accounts to the extent they exceed 25% of the total Accounts outstanding. In addition, if more than 50% of the Accounts owing from an Account Debtor are outstanding for a period longer than their Eligibility Period (without regard to unapplied credits) or are otherwise not eligible Accounts, then all Accounts owing from that an Account Debtor will be deemed ineligible for borrowing. Bank may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements upon written notice to Borrower.

2.3      Section 1.1 (Credit Limit). The first paragraph of Section 1 of the Schedule, titled “Credit Limit”, is hereby amended to read in its entirety as follows:

“An amount (the “Revolving Credit Limit”) not to exceed the lesser of: (a) $12,000,000 at any one time outstanding or (b) amounts available under the Borrowing Base.”

2.4      Sections 1.1 and 1.2 (Sublimits). Section 1 of the Schedule, titled “Sublimits”, are hereby amended to read in its entirety as follows:

Cash Management Services and Reserves:

Borrower may use amounts not to exceed the Revolving Credit Limit for Bank’s Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the “Cash Management Services”). Bank may, in its sole discretion, reserve against Advances which would otherwise be available hereunder such sums as Bank shall determine in its good faith business judgment in connection with the Cash Management Services, and Bank may charge to Borrower’s loan account or deposit accounts with Bank, any amounts that may become due or owing to Bank in connection with the Cash Management Services. Borrower agrees to execute and deliver to Bank all standard form applications and agreements of Bank in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Cash Management Services. The Cash Management Services shall terminate on the Revolving Loan Maturity Date.

Foreign Exchange Contract Sublimit:

Borrower may enter into foreign exchange forward contracts with Bank, on its standard forms, under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the “FX Forward Contracts”). Bank will subtract ten percent of each outstanding FX Forward Contract from the foreign exchange sublimit which is a maximum of the

Revolving Credit Limit (the “FX Reserve”). The aggregate amount of the FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve (which shall be in addition to other reserves). In the event at any time there are insufficient amounts available to Borrower for such FX Reserve, Borrower shall deposit and maintain with Bank cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Bank may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. Borrower shall execute all standard form applications and agreements of Bank in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Bank in connection with the FX Forward Contracts.

2.5      Section 1.3 (Interest Rate).   The proviso in Section 2 of the Schedule, titled “Interest Rate”, is hereby amended to read in its entirety as follows:

“provided, however, that if monthly average outstanding Advances under this Agreement are less than $4,000,000 on January 26, 2007 and at all times thereafter, interest due and payable by Borrower shall be calculated as if such amount were advanced and outstanding.”

2.6      Section 1.4 (Fees).   Section 3 of the Schedule, titled “Fees”, is hereby amended to read in its entirety as follows:

Commitment Fee:	An annual commitment fee or $48,000 (or 0.40% of $12,000,000) ($60,000 due on January 31, 2007 for the period from January 1, 2007 through March 31, 2008).

2.7      Section 6.1 (Maturity Date).   Section 5 of the Schedule, titled “Maturity Date”, is hereby amended to read in its entirety as follows:

“The “Revolving Loan Maturity Date” is March 31, 2008.”

2.8      Section 5.1 (Financial Covenants).   The grid in Section 6 of the Schedule is hereby amended to read in its entirety as follows:

Months Ending	Tangible Net Worth Not Less Than:
February 28, 2007 through March 31, 2007	$22,000,000

Thereafter	$28,000,000

2.9      Section 9 (Early Termination).   Clause (1) of Section 9 of the Schedule is hereby amended to read in its entirety as follows:

(I)	Banking Relationship. Borrower shall at all times maintain its primary banking accounts with Bank or an affiliate of Bank.

2.10      Exhibit B, “Form of Compliance Certificate” is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

3.      Amendments to Intercreditor Agreement.

3.1      Recitals.   Recital B is amended and restated in its entirety and replaced with the following;

“B, The Borrower has also entered into a certain Loan and Security Agreement with SVB dated June 30, 2005 for the financing of the Borrower’s accounts receivable in the principal amount of Twelve Million Dollars ($12,000,000.00) (the “Bank Facility”), which loan arrangement is also secured by the Collateral.”

3.2      Section 2.2. Section 2.2 is amended and restated in its entirety and replaced with the following:

“2.2    Limitation on Further Loans. After the date hereof, except pursuant to the Loan Agreement, the Third Amendment of the Bank Facility and as permitted pursuant to Section 4.6, no Lender may make loans to or otherwise extend credit to Borrower (excluding overdrafts under deposit accounts maintained with either Lender, as well as unsecured extensions of credit) without notice to and the consent of each other Lender, which consent will not be unreasonably withheld; provided, however, such loans or extensions of credit do not violate the terms and conditions of the Loan Agreement, in which case, each Lender can elect whether or not to consent in its sole discretion.”

3.3      Section 4.6.(a)   Section 4.6(a) is amended and restated in its entirety and replaced with the following:

“(a)      Cash-Collateral. In addition to Section 4.6(b) below, the parties acknowledge that Borrower may in the future desire to pledge cash and/or securities in connection with the provision by SVB to Borrower of certain cash management services, such as the issuance of secured letters of credit, credit cards and the like (collectively, “Cash Management Services”). The parties agree that notwithstanding anything to the contrary contained in this Agreement, Borrower may pledge cash and/or securities in the aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) to SVB as collateral to secure its obligations to SVB relating to Cash Management Services (such cash and/or securities and the proceeds thereof (but expressly excluding any other Collateral) being hereinafter referred to as the “Cash Collateral”). The parties further agree that (x) notwithstanding anything to the contrary contained in this Agreement, SVB’s lien on the Cash Collateral shall be senior in priority to the liens of Lenders under the Loan Agreement to the extent of Borrower’s reimbursement obligations in respect of Cash Management Services up to Five Hundred Thousand Dollars ($500,000) (collectively, the “Reimbursement Obligations”), and (y) SVB may extend credit to Borrower in connection with the provision of Cash Management Services and take such action as SVB deems necessary to enforce its rights and remedies to satisfy the Reimbursement Obligations in respect to Cash Management Services, all without prior notice to or the consent of Gold Hill. SVB agrees to use its best efforts to give immediate notice to Gold Hill of such action being taken, and Gold Hill may not foreclose upon, or force SVB to take any actions with respect to, the Cash Collateral notwithstanding anything in this Agreement to the contrary. SVB consents to Borrower’s grant to Lenders of liens and security interests against the Cash Collateral, and the parties agree that (i) the Cash Collateral and proceeds thereof shall be distributed to SVB and Gold Hill, after satisfaction of the Reimbursement Obligations to SVB, in the manner and order set forth in Sections 2.1,3 and 4.2, as applicable, and (ii) to the extent that the Cash Collateral is insufficient to satisfy the Reimbursement Obligations to SVB in full (a “Deficiency”), any such Deficiency cannot be repaid by Borrower (and SVB shall not accept or receive any payments as to such Deficiency) until the Borrower’s indebtedness to Lenders under the Loan Agreement has been fully repaid.”

4.      Limitation of Amendments.

4.1      The amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2      This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5.      Representations and Warranties. To induce Bank to enter into this Amendment. Borrower hereby represents and warrants to Bank as follows:

5.1      Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2      Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3      The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.      Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) receipt of lien searches satisfactory to Bank and Borrower’s good standing certificate in the State of California, (c) Bank’s receipt of resolutions (in form and substance reasonably satisfactory to Bank) from Borrower authorizing this Amendment, (d) payment to Bank of the loan fee equal to $60,000 and (a) payment of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred and invoiced through the date of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank, as Bank		3PARdata, Inc., a California corporation

By:	/s/ Kevin Zeidan	By:	/s/ Adriel Lares
Name:	Kevin Zeidan	Name:	Adriel Lares
Title:	Relationship Manager	Title:	VP Finance & CFO

IN WITNESS WHEREOF, the parties below hereby agree and consent to the amendments set forth in Section 3 above.

GOLD HILL		SILICON VALLEY BANK

Gold Hill Venture Lending 03, LP, as a Lender		Silicon Valley Bank, as a Lender and as Agent
By:	Gold Hill Venture Lending Partners 03, LLC
		By:	/s/ Kevin Zeidan
		Name:	Kevin Zeidan
By:	/s/ Rob Helm	Title:	Relationship Manager
Name:	Rob Helm
Title:	Principal Gold Hill Capital

Exhibit B

FORM OF COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054	Date:

FROM:	3PARdata, Inc. 4209 Technology Drive Fremont, CA 94538

The undersigned Chief Financial Officer of 3PARdatat Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement dated June 30, 2005 (as amended, restated, modified and/or supplemented from time to time), between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned certifies that (x) Borrower and each of its Subsidiaries has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP, (y) there are no legal actions pending or threatened against Borrower or any of its Subsidiaries which Borrower has not previously notified in writing to Bank, and (z) as of the end of this compliance period, there were no held checks. Attached are the required financial reports and calculation of financial covenants supporting the certification. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes, No, or N/A under “Complies” column.

Reporting Covenant	Required	Complies

Accounts receivable agings and reconciliations,

aged by invoice date, accounts payable agings

and reconciliations, aged by invoice date,

transaction reports, general ledger and

outstanding or held check registers, if any end

Borrowing Base Certificate

	Monthly within 20 day of month end	Yes No N/A

Monthly unaudited financial statements and Compliance Certificate	Monthly within 30 days of month end	Yes No N/A

Annual operating budgets and projections (including income statements, balance sheets, and cash flow statements, each of the foregoing, by month) for the upcoming fiscal year	As updated, but no later than 31 days after FYE	Yes No N/A

Annual financial statements certified by, and with an unqualified opinion of, independent CPA	Annually, within 180 days after FYE	Yes No N/A

2

Reporting Covenant	Required	Complies

Transaction Report	Weekly if AQR is less than 1.25:1.00	Yes No N/A

Financial Covenant	Required	Actual	Complies

Tangible Net Worth	2/28/07 through 3/31/07: $22,000,000 plus new equity and Subordinated Debt	$	Yes	No

	Thereafter $28,000,000 plus new equity and Subordinated Debt	$	Yes	No
Adjusted Quick Ratio	1.25:1.00	:1.00	Yes	No N/A

Sincerely,	BANK USE ONLY

3PARdata, INC.	Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title: Chief Financial Officer	Verified: AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

3

FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of February, 2007, by and among Silicon Valley Bank (“Bank”) and 3PARdata, Inc., a California corporation (“Borrower”) whose address is 4209 Technology Drive, Fremont, CA 94538.

RECITALS

A.       Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 30, 2005, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 9, 2005, as amended by that certain Second Amendment to Loan and Security Agreement dated as of December 28, 2006, as amended by that certain Third Amendment to Loan and Security Agreement and Intercreditor Agreement dated as of January 26, 2007 and as may be further amended, modified, supplemented or restated from time to time (as amended, the “Loan Agreement”).

B.       Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.       Borrower has requested that Bank amend the Loan Agreement pursuant to the terms hereof.

D.       Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       Definitions.   Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.       Amendments to Loan Agreement.

  2.1       Section 5.1 (Financial Covenants).   The grid in Section 6 of the Schedule is hereby amended to read in its entirety as follows:

Months Ending	Tangible Net Worth Not Less Than:

March 31, 2007	$22,000,000
Thereafter	$28,000,000

2.2       Exhibit B, “Form of Compliance Certificate” is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

3.      Limitation of Amendments.

3.1       The amendments set forth in Sections 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2       This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.      Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1       Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2       Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3       The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6      The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7      This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.      Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) payment of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred and invoiced through the date of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank, as Bank		3PARdata, Inc., a California corporation

By:	/s/ Kevin Zeidan	By:	/s/ Adriel Lares
Name:	Kevin Zeidan	Name:	Adriel Lares
Title:	Relationship Manager	Title:	VP Finance & CFO

Exhibit B

FORM OF COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054	Date:

FROM:	3PARdata, Inc. 4209 Technology Drive Fremont, CA 94538

The undersigned Chief Financial Officer of 3PARdata. Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement dated June 30, 2005 (as amended, restated, modified and/or supplemented from time to time), between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned certifies that (x) Borrower and each of its Subsidiaries has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP, (y) there are no legal actions pending or threatened against Borrower or any of its Subsidiaries which Borrower has not previously notified in writing to Bank, and (z) as of the end of this compliance period, there were no held checks. Attached are the required financial reports and calculation of financial covenants supporting the certification. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes, No, or N/A under “Complies” column.

Reporting Covenant	Required	Complies

Accounts receivable agings and

reconciliations, aged by invoice date,

accounts payable agings and

reconciliations, aged by invoice date,

transaction reports, general ledger and

outstanding or held check registers, if any

and Borrowing Base Certificate

	Monthly within 20 day of month end	Yes No N/A

Monthly unaudited financial statements and Compliance Certificate	Monthly within 30 days of month end	Yes No N/A

Annual operating budgets and projections (including income statements, balance sheets, and cash flow statements, each of the foregoing, by month) for the upcoming fiscal year	As updated, but no later than 31 days after FYE	Yes No N/A

Annual financial statements certified by, and with an unqualified opinion of, independent CPA	Annually, within 180 days after FYE	Yes No N/A

2

Reporting Covenant	Required	Complies

Transaction Report	Weekly if AQR is less than 1.25: 1.00	Yes No N/A

Financial Covenant	Required	Actual	Complies

Tangible Net Worth	3/31/07: $22,000,000 plus new equity and Subordinated Debt	$	Yes	No

	Thereafter $28,000,000 plus new equity and Subordinated Debt	$	Yes	No
Adjusted Quick Ratio	1.25:1.00	:1.00	Yes	No N/A

Sincerely,	BANK USE ONLY

3PARdata, INC.	Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title: Chief Financial Officer	Verified: AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

3

FIFTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT to Loan and Security Agreement (this ‘‘Amendment”) is entered into this 30th day of April, 2007, by and among Silicon Valley Bank (“Bank”) and 3PARdata, Inc., a California corporation (“Borrower”) whose address is 4209 Technology Drive, Fremont, CA 94538.

RECITALS

A.       Bank and Borrower have entered into that certain Loan and Security Agreement dated as of June 30, 2005, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 9, 2005, as amended by that certain Second Amendment to Loan and Security Agreement dated as of December 28, 2006, as amended by that certain Third Amendment to Loan and Security Agreement and Intercreditor Agreement dated as of January 26, 2007, as amended by that certain Fourth Amendment to Loan and Security Agreement dated as of February 28, 2007 and as may be further amended, modified, supplemented or restated from time to time (as amended, the “Loan Agreement”).

B.       Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.       Borrower has requested that Bank amend the Loan Agreement pursuant to the terms hereof.

D.       Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.       Amendments to Loan Agreement.

 2.1       Section 5.1 (Financial Covenants).   The grid in Section 6 of the Schedule is hereby amended to read in its entirety as follows:

Months Ending	Tangible Net Worth

Not Less Than:
May 31, 2007 and each month thereafter	$28,000,000

2.2       Exhibit B, “Form of Compliance Certificate” is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

3.      Limitation of Amendments.

3.1       The amendments set forth in Sections 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2       This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.      Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Batik as follows:

4.1       Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2       Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3       The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7       This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.      Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) payment of all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred and invoiced through the date of this Amendment.

[Signature page follows.]

Exhibit B

FORM OF COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK 3003 Tasman Drive Santa Clara, CA 95054	Date:

FROM:	3PARdata, Inc. 4209 Technology Drive Fremont, CA 94538

The undersigned Chief Financial Officer of 3PARdata, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement dated June 30, 2005 (as amended, restated, modified and/or supplemented from time to time), between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned certifies that (x) Borrower and each of its Subsidiaries has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP, (y) there are no legal actions pending or threatened against Borrower or any of its Subsidiaries which Borrower has not previously notified in writing to Bank, and (z) as of the end of this compliance period, there were no held checks. Attached are the required financial reports and calculation of financial covenants supporting the certification. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes, No, or N/A under “Complies” column.

Reporting Covenant	Required	Complies

Accounts receivable agings and

reconciliations, aged by invoice date,

accounts payable agings and

reconciliations, aged by invoice date,

transaction reports, general ledger and

outstanding or held check registers, if any

and Borrowing Base Certificate

	Monthly within 20 day of month end	Yes No N/A

Monthly unaudited financial statements and Compliance Certificate	Monthly within 30 days of month end	Yes No N/A

Annual operating budgets and projections (including income statements, balance sheets, and cash flow statements, each of the foregoing, by month) for the upcoming fiscal year	As updated, but no later than 31 days after FYE	Yes No N/A

Annual financial statements certified by, and with an unqualified opinion of, independent CPA	Annually, within 180 days after FYE	Yes No N/A

2

Reporting Covenant	Required	Complies

Transaction Report	Weekly if AQR is less than 1.25: 1.00	Yes No N/A

Financial Covenant	Required	Actual	Complies

Tangible Net Worth	5/31/07 and each month thereafter: $28,000,000 plus new equity and Subordinated Debt	$	Yes	No

Adjusted Quick Ratio	1.25:1.00	:1.00	Yes	No N/A

Sincerely,	BANK USE ONLY

3PARdata, INC.	Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title: Chief Financial Officer	Verified: AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank, as Bank		3PARdata, Inc., a California corporation

By:	/s/ Daniel Baldi	By:	/s/ Adriel G. Lares
Name:	Daniel Baldi	Name:	Adriel G. Lares
Title:	Relationship Manager	Title:	VP Finance & CFO